September 2003

Brillian Corporation Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings.

Agenda Vision, Opportunity, Markets, Technology & Core Competencies Vince Sollitto, CEO Financials, Business Model, Opportunity for Investors Wayne Pratt, CFO

The Spin-Off Three Five Systems (TFS) is spinning-off its microdisplay division to its shareholders of record September 4, 2003. Brillian Corporation is the new company. This is a tax-free transaction. Each TFS shareholder will receive 1 share of Brillian for each 4 TFS shares. Brillian shares will be listed on NASDAQ under BRLC. After the transaction, each TFS shareholder will own shares of TFS and BRLC. Brillian Corporation's fiscal year ends December 31, 2003.

Executive Summary Microdisplays are poised for rapid growth High-volume new and displacement markets Displays are the fastest growing major segment in Electronics LCoS(tm) will be performance and cost leader in microdisplays Brillian has sustainable technology leadership in microdisplays Proprietary designs, architecture, process Gen II LCoS(tm) microdisplay manufacturing capability LCoS(tm) Systems Expertise in RPTV & HMD Brillian is a pure play LCoS(tm) microdisplay opportunity Major Applications: Projection TV and Personal Displays

LCoS(tm) is a registered trademark of Brillian Corporation Company Snapshot Founded within TFS in 1997 Investment of more than $100M Shipping product since March 2000 Introduced LCoS II(tm) in early 2003 Facilities in Tempe, AZ and Boulder, CO 80 employees

Internet Appliances 1.2 million/year in 2007 Multi-media Projectors 9.6 million/year in 2006 Digital Television 6.3 million/year in 2006 Entertainment Headsets 1 million/year in 2006 Microdisplay Markets

Vision and Opportunity

Vision & Opportunity Enable low-cost, large-screen, high-definition televisions for the consumer market, replacing CRT projection with LCoS(tm) technology Enable emerging entertainment applications with low-cost, high-performance HMDs (Head Mounted Devices) using LCoS(tm) technology

Source: Stanford Resources Rear Projection TV More than 183 million TVs will be sold in 2005 Large-screen, high-performance RPTVs will be the dominant format for the high performance, >40" screen size part of this market, with 7 million units Large upside potential via CRT projection replacement

LCoS II(tm) LCoS II (tm) DLP, HTPS, LCoS(tm) Technology $3,500 $4,000 $5,000 Price 50% Set Top Box 20% Set Top Box Monitor only Integration >80% of total 50% of total 33% of total 16:9 Aspect Ratio > 93% 90% to 93% 87% to 93% Fill Factor 600 cd/m2 500 cd/m2 <400 cd/m2 Brightness 2500:1 2000:1 500:1 Contrast Ratio 57" to 75" 57" to 65" 50" to 57" Screen Size 2005 2004 2003 Year High Performance RPTV Comparison 2003 2004 2005

20% Street Price Difference TV Product Integration Margin Remaining BOM (Screen, Mirrors, Chassis) Integration Cost Imaging Chips Market Price Brillian Business Model Channel Margin Brillian Margin Brillian Integrated Cost Integrated Light Engine & Electronics Market Price Channel Margin Conventional Model Business Model Value is in Imaging Chips, Engine & Electronics CRT Replacement requires "breakthrough pricing" Requires elimination of "margin stacking", multiple layers with small value add Strategy: drive to breakthrough price point

50 to <55" 55 to 60" 60" + CRT 1370 1676 1995 Plasma 6472 6472 11030 DLP 3427 4250 4447 HTPS 3755 3788 4146 LCoS(tm) 5996 7006 7749 Pricing Projections Large Screen TV Brillian will disrupt the market with LCoS II(tm) based products and technology that drive HDTVs to sub-$4,000 prices, invalidating Analysts' Price Expectations for LCoS(tm) Source: Stanford Resources

LCoS(tm) in RPTV To bring low-cost, high-performance RPTVs to the consumer market through the replacement of CRT projection with LCoS(tm) technology (2005 LCoS(tm) RPTV TAM could be >$2B) * Source: Techno Systems Research, Japan 2003 2004 2005 2006 2007 All Technologies* 4676 5328 6120 7100 7800 CRT* 4200 4250 4300 4300 4100 Brillian Vision 23 200 600 1200 1800 LCoS(tm)* 23 100 300 500 700

Why LCoS(tm) Wins in RPTV CRT Brightness Resolution Ergonomics (Size & Weight) Power consumption DLP Resolution/cost issue Digital video artifacts Sole source High Temp Polysilicon Projection Screen door effect Contrast Resolution/cost issue TFT LCD Cost Screen size limitation Contrast Plasma Screen door effect Cost Lifetime Power consumption TV Performance CRT Plasma TFT DLP HTPS Gen II LCoS(tm) Gen I LCoS TV Price

LCoS(tm) Advantages Superior performance AND low cost microdisplays Moore's Law: silicon backplane and semiconductor process Competing technologies (e.g. DLP) MEMS based Mirror top surface: max image brightness, largest screen size Competing technologies (e.g. HTPS) transmissive The missing ingredient Industry model requires merchant display suppliers Application integration requires display design intimacy Multiple sub-system supply points drive up system cost Brillian's LCoS II(tm), system architecture knowledge, end-application expertise & business model should allow LCoS(tm) success

Existing Channel Integrated High-End TV + Set Top Offerings Existing Channels Broad range from mass- merchandising to value-add Private Label TVs Existing Channels Many players Broad range from mass volume to high- end boutique Existing Channels Looking for complimentary products Fully Integrated Asian, European CHARACTERISTICS Cable TV Satellite Set Top Box Mfrs Retail Outlets Consumer Electronic OEMs PC OEMs Vertically Integrated TV Mfrs CATEGORIES EMERGING 2 TO 5 YRS EMERGING 1 TO 2 YRS EXISTING MARKET The Emerging Market Large-Screen, High-Performance TVs Engaged with significant players in the emerging markets

Projection TV Timeline Technology Investigations, Decisions 1Q-2Q, 2003 Technology Lab Evaluation 2Q/3Q, 2003 Finalize Technology Platform 3Q, 2003 Finalize Industrial Design End of 3Q, 2003 Prototypes 1Q, 2004 Market Test 2Q, 2004 Production Ramp 3Q, 2004 Production in Volume End of 3Q, 2004

Head Mounted Devices (HMDs)

HMD Price Drives Volume ANNUAL VOLUME +$5000 $3000 $2000 $1000 $500 $250 $200 $100 Night Vision Systems Avionics HMD Augmented Reality +1M 500k 250k 100k 50k 25k 10k 5k <1k Videography HMD Wearable PC 2003-2004 2005+ PC Gaming HMD Stereo HMD Console Gaming HMD New 3D Video Gaming HMD New PVR HMD 1998-2002 Consumer Commercial Ind., Med, Mil PRICE PER UNIT

Why LCoS(tm) Wins in HMD Polysilicon Low resolution Screen door effect OLED on Silicon Screen door effect Lifetime Questionable availability Cost Silicon on insulator Screen door effect Resolution Ferroelectric Operating temperature range Manufacturability Performance Gen II LCoS(tm) Systems Price Ferro PSi SOI Gen I LCoS OLED

Enabling HMD Entertainment To enable emerging entertainment applications with low-cost, high-performance HMDs (Head Mounted Devices) using LCoS(tm) technology (2005 opportunity for personal and consumer entertainment HMD: $22-26M) 2003 2004 2005 2006 All Microdisplays 333191 443086 544083 677563 Brillian Vision 104713 500000 1000000 1500000 Current LCOS Est Vol 104713 157650 216284 284615 Source: Stanford Resources

Leverage two major technologies Liquid crystal Silicon CMOS Glass Liquid Crystal Silicon CMOS Technology

Rear Projection HDTVs (Large existing displacement market) Leadership >60" RPTV Integrated low-cost CRT replacement TV Consumer Entertainment HMDs (High CAGR emerging market) Gaming Headset Personal Video Recorder Personal Display Monitor Other Products Digital Cinema Personal Projector Core Competencies End-Market Application Knowledge LCoS(tm) Technology, Architecture and System Electronics Imagers, Illumination and Optics Display Optimization Algorithms and Software LCoS(tm) Alignment, Lamination Process and Manufacturing

Rear Projection HDTVs (Large existing displacement market) Consumer Entertainment HMDs (High CAGR emerging market) Other Products Patents and Trademarks End-Market Application Knowledge LCoS(tm) Technology, Architecture and System Electronics Imagers, Illumination and Optics Display Optimization Algorithms and Software LCoS(tm) Alignment, Lamination Process and Manufacturing 72 issued and allowed patents: 144 pending and 12 in process 4 trademarks including LCoS(tm) Beneficiary of more than $100M of investments over 6 years

Partnering for Success Leveraging world class partners to provide complete solutions in high-performance, high-volume microdisplay markets Complimentary technology partners Engines, cores, electronics Supply and manufacturing partners Semiconductor foundry Materials (glass, liquid crystal) Contract manufacturing Customers Channel expertise Increased applications intimacy through "smart" customers

Agenda Vision, Opportunity, Markets, Technology & Core Competencies Vince Sollitto, CEO Financials, Business Model, Opportunity for Investors Wayne Pratt, CFO

Initial Capitalization Shares outstanding 5.3 M Total assets at spin-off date $47 M Cash, net of spin off costs $20 M TFS net investment $46 M Net tangible book value $30 M No Debt

Target Business Model Revenue 100% Gross Margin 35% S, G and A 10% R and D 12% Operating Profit 13% Required Scale is $20 to 25M/Quarter (2005)

Target Model Performance expected in 2005 Growth rate to reach target in Q4 '05 is attainable with existing cash Accelerated growth rates will require access to additional Working Capital 13% 0% (50)% (617)% OPERATING PROFIT 12% 13% 30% 404% R&D 10% 12% 20% 138% SG&A 35% 25% 0% (75%) GROSS MARGIN 100% 100% 100% 100% REVENUE $20-25M $14-16M $5-6M $0.76M REVENUE $/QTR TARGET STEP 2 STEP 1 Q2 '03 $ IN MILLIONS Achieving the Model

Investment Opportunity Displays Very attractive investment opportunity LCD/FPD growing @ 20.2% CAGR: $22B in 2001 to $46B in 2005 Microdisplays Two types of players: Very large - vertically integrated Asian manufacturers (Hitachi, JVC, Sony) Small - US-based suppliers of key technology No other "pure play" investment opportunity Brillian offers a high-leverage, pure-play microdisplay investment opportunity

Milestones High-resolution, aggressively- priced LCoS(tm) based RPTV in marketplace Large screen (>60"), "Flagship" HDTVs LCoS(tm) based RPTV displacement of CRT Head mounted displays in consumer marketplace Growth of consumer, entertainment markets through aggressively priced products

Executive Summary Microdisplays poised for rapid growth High-volume new and displacement markets Displays are fastest growing major segment in electronics LCoS(tm) will be performance and cost leader in microdisplays Brillian has sustainable technology leadership in microdisplays Proprietary designs, architecture, process Gen II LCoS(tm) microdisplay manufacturing capability LCoS(tm) systems expertise in RPTV and HMD Brillian is a pure play LCoS(tm) microdisplay opportunity Major applications: projection TV and personal displays